UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 6, 2026

 REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Fifth Avenue North
Birmingham, Alabama 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
4.45% Non-Cumulative Perpetual Preferred Stock, Series E	RF PRE	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
Non-Cumulative Perpetual Preferred Stock, Series F	RF PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Shareholders held by Regions Financial Corporation (“Regions” or the “Company”) on May 6, 2026 (the “2026 Annual Meeting”), the Company’s shareholders approved certain amendments (the “Charter Amendments”) to the Company’s Certificate of Incorporation (the “Charter”). As further described in proposals 4 to 6 of the Company’s definitive proxy statement filed on March 23, 2026 (the “Proxy Statement”), the Charter Amendments (a) eliminate certain supermajority voting requirements (the “Supermajority Amendment”), (b) eliminate certain business combination restrictions and related supermajority voting requirements, and (c) limit the liability of certain officers to the fullest extent permitted by the Delaware General Corporation Law. The Charter Amendments became effective upon the filing of a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 11, 2026.

In connection with the Charter Amendments, the Board approved certain amendments (the “By-Law Amendments”) to the Company’s By-Laws (as so amended and restated, the “Amended By-Laws”) consistent with the Supermajority Amendment. The Amended By-Laws provide, in part, that the By-Laws may be amended at any annual or special meeting of shareholders by the affirmative vote of a majority in voting power of the stock issued and outstanding and entitled to vote thereon. The Amended By-Laws became effective on May 6, 2026.

The foregoing summary is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment and the Amended By-Laws, a copy of which is filed as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting, Regions’ shareholders elected each of Regions’ 13 Director nominees; approved Regions’ executive compensation program; ratified the appointment of Ernst & Young LLP as Regions’ independent registered public accounting firm for fiscal year 2026; approved proposals 4 to 6 related to the Charter Amendments as detailed above; did not approve a proposal related to certain miscellaneous and technical amendments to the Charter; and did not approve the shareholder proposal relating to special shareholder meetings. An archived recording of the 2026 Annual Meeting will be available for a limited time on Regions’ website at ir.regions.com/governance/annual-meeting-of-shareholders.

The following summarizes each of the proposals presented to shareholders, as well as their responsive votes cast. The full text of each proposal is included in Regions’ Proxy Statement.

Proposal 1 — Election of Directors.

Each of Regions’ 13 Director nominees, listed below, was elected to serve as a Director of Regions for a term of one year, which will expire at the 2027 Annual Meeting of Shareholders, and until their successors are duly elected and qualified, or their earlier retirement, resignation, or removal. As to each Director nominee’s election, shareholders voted as follows:

	For	Against	Abstain	Broker Non-Votes
Mark A. Crosswhite	643,532,026	7,559,074	992,934	96,019,464
Noopur Davis	647,288,590	3,761,043	1,034,401	96,019,464
Zhanna Golodryga	647,015,210	4,044,483	1,024,341	96,019,464
J. Thomas Hill	642,845,534	8,217,434	1,021,066	96,019,464
Roger W. Jenkins	647,927,698	3,201,403	954,933	96,019,464
Joia M. Johnson	618,809,006	31,902,171	1,372,857	96,019,464
Ruth Ann Marshall	614,097,296	37,022,388	964,350	96,019,464
Alison S. Rand	648,213,929	2,923,625	946,480	96,019,464
William C. Rhodes, III	646,928,243	4,161,436	994,355	96,019,464
Lee J. Styslinger, III	639,702,691	11,420,709	960,634	96,019,464
José S. Suquet	644,950,462	6,124,514	1,009,058	96,019,464
John M. Turner, Jr.	609,835,725	41,195,776	1,052,533	96,019,464
Timothy Vines	646,878,188	4,240,013	965,833	96,019,464

Proposal 2 — Advisory Approval of Executive Compensation.

Regions’ executive compensation program received annual advisory approval from shareholders. As to this advisory approval, shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
609,234,304	39,891,038	2,958,692	96,019,464

Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm.

Shareholders ratified the appointment of Ernst & Young LLP as Regions’ independent registered public accounting firm for fiscal year 2026. As to this ratification, shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
704,155,225	42,885,714	1,062,559	0

Proposal 4 — Approval of Amendment to Certificate of Incorporation to Eliminate Certain Supermajority Voting Requirements.

Shareholders approved amendments to the Charter to eliminate certain supermajority voting requirements. As to this proposal, shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
645,648,258	4,714,387	1,721,389	96,019,464

Proposal 5 — Approval of Amendment to Certificate of Incorporation to Eliminate Certain Business Combination Restrictions and Related Supermajority Voting Standard.

Shareholders approved amendments to the Charter to eliminate certain business combination restrictions in the Charter and to eliminate the supermajority voting standard concerning certain business combinations under Section 203 of the Delaware General Corporation Law. As to this proposal, shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
645,300,139	4,960,621	1,823,274	96,019,464

Proposal 6 — Approval of Amendment to Certificate of Incorporation to Limit Certain Liability of Officers as Permitted by Delaware Law.

Shareholders approved amendments to the Charter to limit the liability of certain officers to the fullest extent permitted by the Delaware General Corporation Law. As to this proposal, shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
540,712,427	109,883,238	1,488,369	96,019,464

Proposal 7 — Approval of Amendment to Certificate of Incorporation to Implement Other Miscellaneous Changes.

Shareholders did not approve amendments to the Charter to implement certain other miscellaneous changes to update and modernize the Company’s Charter. As to this proposal, shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
622,953,157	27,076,065	2,054,812	96,019,464

Proposal 8 — Shareholder Proposal Relating to Special Shareholder Meeting.

Shareholders did not approve a shareholder proposal related to the ability of shareholders collectively owning at least 10% of the Company’s stock to call special meetings. As to this proposal, shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
284,758,029	363,915,357	3,410,648	96,019,464

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to Certificate of Incorporation of Regions Financial Corporation, effective as of May 11, 2026.
3.2	By-Laws of Regions Financial Corporation, as amended and restated May 6, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Tara A. Plimpton
Name:	Tara A. Plimpton
Title:	Chief Legal Officer and Corporate Secretary
Date: May 11, 2026